SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2011

COLOMBIA ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-32735	87-0567033
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

One Embarcadero Center, Suite 500, San Francisco, CA	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 460-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01	Financial Statements and Exhibits

a)                   Financial statements of business acquired.

In our report on Form 8-K filed with the Commission on February 10, 2012, we announced the completion of the acquisition of 70% of the rights associated with the Ruku mining concessions. Pursuant to Rule 8-04 of Regulation S-X, we are providing audited financial statements for Milton Hawerd Cubides Botia, the prior owner of Ruku, for the fiscal year ended December 31, 2010 and audited interim statements for the nine-month periods ended September 30, 2011 and 2010 prior to when we took operating control. The financial statements as presented are not indicative of the financial condition or results of the operation due to changes in the business.

Based upon these financial statements, the value of the investment is between 20% and 40% of the Company’s total assets as of December 31, 2010, and total assets and net income (loss) of the Ruku operations less than 20% of our total assets and net loss for the year ending December 31, 2010; accordingly, only one year of historical financial statements are being furnished.

MILTON HAWERD CUBIDES BOTIA
cc: 19.417.029
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) - US$

	For the Nine	For the Nine
	Months Ended	Months Ended	Year ended
	Sept 30, 2011	Sept 30, 2010	Dec 30, 2010

	Audited	Audited	Audited
Revenue	$766,443	$487,284	$680,407

Direct Cost
Purchases	333,002	233,897	324,820
Net Operating	$433,441	$253,387	$355,587

Administrative Expenses
Payroll expenses	74,731	41,000	57,370
Rent	25,027	13,813	19,213
Fees	9,879	5,452	7,584
Utilities	43,065	23,768	33,061
Maintenance and Repairs	8,103	4,472	6,220
Freights	70,604	38,967	54,202
Cleaning, Cafeteria	18,645	10,291	14,314
Miscelaneous	6,443	3,754	4,947
Total administrative expenses	$256,497	141,517	$196,911

Net profit before income tax	$176,944	$111,870	$158,675

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MILTON HAWERD CUBIDES BOTIA
cc: 19.417.029
CONDENSED BALANCE SHEETS - US$

	Sept 30, 2011	Sept 30, 2010	December 31, 2010
	Audited	Audited	Audited
ASSETS
Current assets:
Property and equipment, net:
Land	783,290	655,702	697,265
Equipment	43,949	32,588	34,654
Total	827,239	688,290	731,919
Property and equipment, net	827,239	688,290	731,919
TOTAL ASSETS	$827,239	$688,290	$731,919

LIABILITIES AND EQUITY
Liabilities
Current liabilities:
Income Tax to be paid	$674	$674	$717
Total current liabilities	674	674	717
Total liabilities	674	674	717
Equity
Personal Equity	826,565	687,616	731,202
Total equity	826,565	687,616	731,202
TOTAL LIABILITIES AND EQUITY	$827,239	$688,290	$731,919

Note 1: The Properties and Basis of Presentation

On October 19, 2011, Colombia Energy Resources, Inc. (the “Company”) finalized an agreement to purchase and assume full operating control of a 70% interest in four coal mining concessions known as the Ruku Mining Complex (“Ruku”) located in the Republic of Colombia from Hawerd Milton Cubides Botia (“Seller”). At that time, the Company began operations which included creating a safer working environment for our employees and coal production.

The statement of revenues and direct operating expenses for the years ended December 31, 2010 has been derived from the Seller’s historical financial records. Revenues and direct operating expenses included in the accompanying statement represent the Company’s acquired interest in the Property and are prepared on an accrual basis of accounting. The Seller maintained its books and records using a calendar year.  Accordingly, the accompanying statements of revenues and direct expenses are presented using a calendar year.

During the periods presented, the properties were not accounted for or operated as a stand-alone entity and separate financial statements of Ruku have never been prepared. Certain costs, such as general and administrative expenses and interest were not allocated to the individual property.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to represent a complete set of financial statements.  Pursuant to Rule 3-05 of Regulation S-X, the financial statements of Ruku are limited to historical statements of revenues and direct operating expenses, together with unaudited disclosures of reserve quantities and the standardized measure.  Historical financial statements, reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not available on an individual property basis, nor is it practicable to obtain such information in these circumstances. The statements presented are not indicative of the results for Ruku going forward.

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Note 2: Summary of significant accounting policies

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the respective reporting periods. We base our estimates and judgments on historical experience and on various other assumptions and information that we believe to be reasonable under the circumstances. Estimates and assumptions about future events and their effects cannot be perceived with certainty and, accordingly, these estimates may change as new events occur, as more experience is acquired, as additional information is obtained and as our operating environment changes.

Revenue Recognition

We recognize revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. Operating costs and taxes are recognized in the same period in which revenue is earned.

Direct operating expenses

Direct operating expenses are recognized when incurred and consist of operating expenses directly related to revenue producing activities of Ruku.  Direct operating expenses consist of all costs relating to production activities, and do not include accretion of an asset retirement obligation, and depreciation, depletion and amortization.

Note 3: Property and Equipment, Net

Property and equipment are carried at cost. Major additions and improvements are capitalized, while maintenance and repairs which do not extend the lives of the assets are expensed as incurred. Gain or loss on the disposition of property and equipment is recognized in operations when realized. Depreciation of equipment is recognized on a straight-line basis over an estimated useful life of 3 to 5 years.

Note 4: Contingencies and commitments

Legal

We are subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. We accrue for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

Environmental

We accrue for losses associated with environmental remediation obligations when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change.

Note 5: Subsequent Events

The Company evaluated subsequent events through the date on which the financial statements were released, and determined that no other subsequent events had occurred which required adjustment or disclosure within these financial statements.

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MCA
Auditing & Accounting

INDEPENDENT AUDITOR OPINION

Sirs: **COLOMBIA CLEAN POWER S.A.S**

1. We have analyzed the Financial Statement, Balance Sheet and Income Statement for the Rukú project which corresponds to Mr. Milton Hawerd Cubides Botía, for the periods which ended on the 30th September 2011 and 31st December 2010.

2. Mr. Milton Hawerd Cubides Botía was responsible for supplying reasonable, but not absolute, security of the information and assets which are protected against losses for use or unauthorized dispositions, that the transactions are executed in agreement with his authorizations and with the terms of the contracts, and that they are properly registered to allow the preparation of the Financial Report of the project. The audit includes the examination, over a selective base, of the evidence that supports the numbers in the financial statements under the materiality principle.

3. Our responsibility is to express an opinion, based on our audit, regarding the Financial Report, Balance Sheet and Income Statement of the project for the periods ending 30th September 2011 and 31st December 2010, in compliance with the laws and regulations, regardless of the effectiveness of the handling of its operations.

4. The external audit included the financial statements of Mr. Milton Hawerd Cubides Botía from the period between the 1st of January and 31th of December 2010, specifically the part related to the Rukú project which is the object of this revision. These financial statements do not correspond to the totality of the benefits and obligations derived from the activities developed by Mr. Milton Hawerd Cubides Botía, for which the audited financial statements appoint his punctual participation in the mentioned project, as well as the nature, opportunity and scope of our substantial auditing procedures.

5. The audit also included other procedures that we deemed necessary given the circumstances, we consider that the evidence we have obtained from the audit is sufficient and proper in order to provide a reasonable basis for our opinion, with the exception of the revision of the support of costs and expenses for a total amount of $589.500,12 and $521.731,50 which ended on the 30th of September 2011 and 31st of December 2010 respectively, to satisfy us of the reasonability of the financial statements as a whole, because the amounts included for these concepts in the numbers of the project are only based on the given financial information, which was certified by a Public Accountant.

Calle 114 No. 6ª - 92 Oficina 413D Bogotá D.C., Colombia. T: +57 (1) 6202068 - +57 (1) 6120430/33
www.mcaauditing.com - auditoria@mcaauditing.com
Independent Member of Morison International

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MCA
Auditing & Accounting

6. In our opinion, except for the effect of the adjustments which could have been made if the supporting documentation were obtained regarding the concepts mentioned in the preceding paragraph, the financial statements aforementioned, reasonably present the financial situation of Mr. Milton Hawerd Cubides Botía for the periods between the 1st of January and 30th of September 2011 and from the 1st of January and 31st of December 2010 in the portion related to his participation in the Rukú project, the results of his operations for the periods ending on those dates, according to the accounting norms and principles generally accepted in Colombia, were uniformly applied.

Based on the work procedures and the evidence obtained, we conclude that in the Financial Statements and Balance Sheet corresponding to Mr. Milton Hawerd Cubides Botía in the Rukú project, for the abovementioned periods, the included lands are owned by Mr. Milton Hawerd Cubides Botía, who has complete control over the same, with the exception of the land identified with the real state property number No 094-0003295, with instrument No. 16 from the 24th of January 1990 solely notarized in Socha, which according to the official letter No. 0554 dated 12/06/2001, issued in the 3rd Civil Municipal Court, a seizure order was decreed on behalf of Helm Trust S.A. It is also important to mention that according to the reviewed certificates, the lands with real state property numbers 094-0010394 and 094-0010082, were acquired jointly with third parties and Mr. Milton Hawerd Cubides Botía. In November 2011, Colombia Clean Power S.A.S. subsequently acquired the participations from the third parties.

Mauricio Velez Jaramillo
Legal Representative
M.C.A. Auditing & Accounting S.A.S.
T.R. 640 J.C.C.

Bogotá D.C. 23rd February 2012

Calle 114 No. 6ª - 92 Oficina 413D Bogotá D.C., Colombia. T: +57 (1) 6202068 - +57 (1) 6120430/33
www.mcaauditing.com - auditoria@mcaauditing.com
Independent Member of Morison International

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b)                   Pro forma financial information

Set forth below is the pro forma financial information required by this item for the Ruku acquisition. This includes the unaudited pro forma consolidated financial statements of Colombia Energy Resources, Inc. (the “Company”) as of September 30, 2011, and for the year nine months ending then. The unaudited pro forma consolidated financial statements give effect to the Company’s acquisition of 70% of the Ruku operations. The unaudited pro forma condensed consolidated balance sheet assumes that the transactions occurred as of September 30, 2011. The unaudited pro forma condensed consolidated statements for the nine months ended September 30, 2011 assume that the transaction occurred on January 1, 2011. There were no significant adjustments related to the transaction which need to be reflected in the pro-forma financial statements.

The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read together with the Company’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended December 31, 2010 and the quarterly reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2011, as filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations were derived by adjusting the historical consolidated financial statements of the Company and Ruku. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the transaction may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited condensed consolidated pro forma financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the consolidated financial condition or results of operations of the Company had the transaction actually been completed at the beginning of the period. Moreover, the unaudited pro forma consolidated financial statements do not project consolidated financial position or results of operations of the Company for any future period or at any future date.

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COLOMBIA ENERGY RESOURCES, INC.
(AN EXPLORATION STAGE COMPANY)
PRO-FORMA CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	For the Nine	RUKU ACQUISITION	For the Nine
	Months Ended	Months Ended	Months Ended
	September 30,	September 30,	September 30,
	(Unaudited)	Audited	(Unaudited)
	2011	2011	2011
Revenue	$-	$766,443	$766,443

Expenses:
General and administrative	7,071,009	589,499	7,660,508

Loss before other income (expenses)	(7,071,009)	176,944	(6,894,065)

Other income (expenses):
Change in fair value of derivative liability-embedded conversion feature	(15,560)	-	(15,560)

Inducement expense	(682,753)	-	(682,753)
Interest expense, net	(2,158,195)	-	(2,158,195)
Total other expenses, net	(2,856,508)	-	(2,856,508)

Loss before income tax	(9,927,517)	176,944	(9,750,573)

Provision for income tax	-	-	-

Net loss	(9,927,517)	176,944	(9,750,573)
			-
Preferred stock deemed dividend	(9,134,754)	-	(9,134,754)
Preferred stock dividend paid	(550,533)	-	(550,533)

Net loss attributable to common shareholders	(19,612,804)	176,944	(19,435,860)
Other comprehensive income (loss):			0
Foreign currency translation adjustment	(79,394)	-	(79,394)

Total comprehensive loss	$(19,692,198)	$176,944	$(19,515,254)

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COLOMBIA ENERGY RESOURCES, INC
(AN EXPLORATION STAGE COMPANY)
PRO FORMA - CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2011	RUKU ACQUISITION September 30 2011	September 30, 2011
ASSETS	(Unaudited)	Audited	(Unaudited)
Current assets:
Cash	$16,060,950		$16,060,950
Prepaid expenses and other current assets	700,474		700,474
Total current assets	16,761,424	-	16,761,424
Property and equipment, net:
Land		783,290	783,290
Mining concessions	4,535,138		4,535,138
Equipment	473,509	43,949	517,458
Construction in progress	832,288	-	832,288
Total	5,840,934	827,239	6,668,173
less- accumulated depreciation	(33,084)	-	(33,084)
Property and equipment, net	5,807,850	827,239	6,635,089
Other assets	499,379	-	499,379
TOTAL ASSETS	$23,068,653	$827,239	$23,895,892

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$1,704,881	$674	$1,705,555
Convertible notes payable; net of discount	556,947	-	556,947
Derivative liability - embedded conversion feature	261,000	-	261,000
Total current liabilities	2,522,828	674	2,523,502
Long term liabilities:
Convertible notes - related party	-	-	-
Convertible notes payable (net of discount)	-	-	-
Interest Payable	-	-	-
Long-term portion of mining concession payable	1,762,237	-	1,762,237
Derivative liability - embedded conversion feature	-	-	-
Total long term liabilities	1,762,237	-	1,762,237
Total liabilities	4,285,065	674	4,285,739

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombia Energy Resources, Inc.

Date: March 8, 2012	By:	/s/ Ronald G. Stovash
Ronald G. Stovash, Chief Executive Officer

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